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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 27, 1997



                        INTEGRA LIFESCIENCES CORPORATION
             (Exact name of registrant as specified in its charter)



      Delaware                           0-26224                  51-0317849
(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                      File Number)          Identification No.)

          105 Morgan Lane
      Plainsboro, New Jersey                                           08536
(Address of principal executive offices)                             (Zip code)

                                 (609) 275-0500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.         OTHER EVENTS

         On December 27, 1997, Integra LifeSciences Corporation (the "Company") entered into an Employment Agreement, a Stock Option Grant and Agreement and a Restricted Units Agreement with Stuart M. Essig ("Executive").

         Under the Employment Agreement, Executive is to serve as the President and Chief Executive Officer of the Company and report directly to the Board of Directors. As compensation for Executive's services during the first year of the agreement, the Company will pay Executive an annual salary of $300,000. For each subsequent year of the Employment Agreement, Executive's salary will be $300,000 plus any increases as may be established by the Board. Executive is also entitled to receive a performance bonus of up to 50% of Executive's base salary, based upon the satisfaction of certain performance goals pertaining to the trading price of the Company's common stock. Executive is also entitled to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy, and (b) the four-year minimum renewable term life policy purchasable by the Company by paying premium payments of $5,000 per year for such policy. At the request of Executive, the Company will disburse a loan in the amount of up to $500,000 subject to certain conditions. Executive is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The Employment Agreement is for an initial term through December 31, 2001 and shall automatically extend on December 31, 2001 and on each subsequent one-year anniversary thereof for one year unless the Company or Executive provides written notice of termination at least six months prior to such anniversary.

         Under the Stock Option Grant and Agreement, the Company granted Executive options under the Company's 1996 Incentive Stock Option and Non-Qualified Stock Option Plan, as amended (the "1996 Option Plan"), to purchase 1,000,000 shares (the "Option Shares") of the Company's common stock at an exercise price of $2.9375 per share and with an expiration date of December 26, 2007. The options shall vest and become exercisable with respect to 250,000 shares on December 27, 1998 and shall vest and become exercisable thereafter with respect to 1/36th of the remaining shares on the first business day of each following month; provided that the option shall become immediately vested and exercisable in the event of (a) a change in control of the Company or (b) the termination of Executive's employment (i) by the Company without cause, (ii) by Executive for good reason or (iii) due to Executive's death.

         Under the Restricted Units Agreement, the Company granted Executive 2,000,000 restricted units, each unit representing the right to receive one share of the Company's common stock. The shares of common stock underlying the restricted units (the "Unit Shares") shall be delivered to Executive on January 1, 2002 if Executive is employed by the Company on December 31, 2001. Executive has the right to defer delivery of the Unit Shares for a period of up to six years. The Unit Shares may be delivered to Executive prior to January 1, 2002 in the



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event of (a) a change of control of the Company while he is employed by the
Company or (b) a termination of Executive's employment with the Company other than (i) for cause or (ii) due to his voluntary departure (other than for good reason or due to disability). If, prior to December 31, 2001, (a) Executive's employment with the Company is terminated for cause or (b) he voluntarily leaves his employment with the Company (other than for good reason or due to disability), the Unit Shares shall be distributed to Executive on January 1, 2018. The Company also agreed to file, following the request of Executive, a registration statement with the Securities and Exchange Commission to register the sale by Executive of the Option Shares and the Unit Shares pursuant to the Securities Act of 1933, as amended. In connection with the Restricted Units Agreement, the Company will incur a non-cash deferred compensation charge of $5,875,000 in the fourth quarter of 1997.

         In connection with the authorization by the Board of Directors of the execution and delivery of the foregoing agreements, the Board of Directors approved (a) an amendment to the Company's by-laws to provide that (i) the Company shall have a Chief Executive Officer, who shall have full authority with respect to the conduct of the business of the Company, subject only to approval of the Board, and (ii) in the absence of a duly appointed Chief Executive Officer, such authority shall devolve upon the Company's President, (b) an amendment to Section 4 of the Company's 1996 Stock Option Plan to increase the number of options issuable under the Plan to any one individual over any one-year period from 300,000 to 1,000,000, and (c) an amendment to Section 12(b) of the Company's 1996 Stock Option Plan to provide that the Plan may be amended by the Company's shareholders pursuant to written consent in lieu of a meeting.


ITEM 7.    EXHIBITS

Exhibit Number      Description of Exhibit
--------------      ----------------------

     3              Amended and Restated By-Laws of Integra LifeSciences
                    Corporation

     10.1 Employment Agreement dated December 27, 1997 between Integra LifeSciences Corporation and Stuart M. Essig

     10.2 Stock Option Grant and Agreement made December 27, 1997 between Integra LifeSciences Corporation and Stuart M. Essig

     10.3 Restricted Units Agreement dated December 27, 1997 by and between Integra LifeSciences Corporation and Stuart M. Essig

     10.4 Integra LifeSciences Corporation 1996 Incentive Stock Option and Non-Qualified Stock Option Plan (as amended through December 27, 1997)

     10.5 Indemnity letter agreement dated December 27, 1997 from Integra LifeSciences Corporation to Stuart M Essig

     99 Integra LifeSciences Corporation's press release dated December 30, 1997 announcing the appointment of Stuart M. Essig as the Company's Chief Executive Officer and President


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTEGRA LIFESCIENCES CORPORATION





Date:  January 29, 1998                 By: /s/ David B. Holtz
                                            ----------------------------------
                                            David B. Holtz
                                            Vice President, Treasurer



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                                  EXHIBIT INDEX
                                  -------------



Exhibit Number      Description of Exhibit
--------------      ----------------------

     3              Amended and Restated By-Laws of Integra LifeSciences
                    Corporation

     10.1 Employment Agreement dated December 27, 1997 between Integra LifeSciences Corporation and Stuart M. Essig

     10.2 Stock Option Grant and Agreement made December 27, 1997 between Integra LifeSciences Corporation and Stuart M. Essig

     10.3 Restricted Units Agreement dated December 27, 1997 by and between Integra LifeSciences Corporation and Stuart M. Essig

     10.4 Integra LifeSciences Corporation 1996 Incentive Stock Option and Non-Qualified Stock Option Plan (as amended through December 27, 1997)

     10.5 Indemnity letter agreement dated December 27, 1997 from Integra LifeSciences Corporation to Stuart M Essig


     99 Integra LifeSciences Corporation's press release dated December 30, 1997 announcing the appointment of Stuart M. Essig as the Company's Chief Executive Officer and President



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